Ivy Funds Variable Insurance Portfolios

Supplement dated November 16, 2011 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 29, 2011

and as supplemented June 8, 2011, August 8, 2011, August 18, 2011, August 31, 2011 and November 9, 2011

The following replaces the first and second sentences of the second paragraph in the “Principal Investment Strategies” section for Ivy Funds VIP Global Bond of the Ivy Funds Variable Insurance Portfolios prospectus:

Although the Portfolio invests, primarily, in investment grade securities, it may invest up to 100% of its total assets in non-investment grade bonds, commonly called junk bonds, (primarily of foreign issuers), that include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, to be of comparable quality. The Portfolio will only invest in non-investment grade bonds if WRIMCO deems the risks to be consistent with the Portfolio’s objectives.

The following replaces the third sentence of the third paragraph in the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Funds VIP Global Bond of the Ivy Funds Variable Insurance Portfolios prospectus:

The Portfolio, however, may invest up to 100% of its total assets in non-investment grade bonds, primarily of foreign issuers, or unrated securities determined by WRIMCO to be of comparable quality.

The following replaces the first sentence of the third paragraph in the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Funds VIP Limited-Term Bond of the Ivy Funds Variable Insurance Portfolios prospectus:

The Portfolio may invest up to 20% of its total assets in non-investment grade debt securities.

The following replaces the third sentence of the third paragraph in the “More about the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Funds VIP Balanced of the Ivy Funds Variable Insurance Portfolios prospectus:

The Portfolio may invest up to 20% of its total assets in non-investment grade debt securities, which may include secured bank loans or floating rate notes.

Supplement	Prospectus	1